102 Grant letter	July 1, 2017

owc pharmaceutical research corp.

The “Company”

Grant Letter

To the Optionee, ___________, holder of Israeli identity card number _________, from ____________________, Israel.

1.	You are hereby notified that on ______ the Board of Directors of the Company (the “Board”) has resolved to grant you _________ options, each to purchase one (1) Ordinary Share of the Company, nominal value of US$ 0.0001 each (the “Option” and/or “Options”), at an exercise price per Ordinary Share of US$ _______ (the “Purchase Price”).

2.	The Options, Ordinary Shares of the Company, US$ 0.0001 par value each, resulting from their exercise (the “Shares”) shall be allocated on your behalf to the Trustee ESOP-Excellence Trust company (the “Trustee”).

3.	The Options shall be allocated on your behalf to the Trustee under the provisions of the Capital Gains Tax Track and will be held by the Trustee for the period stated in Section 102 of the Income Tax Ordinance, 1961 and the Income Tax Regulations (Tax Relieves in Allocation of Shares to Employees), 2003 promulgated thereunder, as such Section and regulations may be amended from time to time (“Section 102”).

4.	The Options are granted to you and allocated to the Trustee according to the provisions of Section 102, the 2016 Israeli Employee Share Option Plan adopted by the Company (“Plan”) and the Trust Agreement signed between the Company and the Trustee (the “Trust Agreement”), all being attached herewith and made an integral part of this Grant Letter. The Options allocated on your behalf to the Trustee shall be subject to all the provisions and limitations of Section 102. A copy of the Plan is attached to this Grant Letter as Exhibit A.

5.	Any term not specifically defined in this Grant Letter shall have the meaning ascribed thereto in the Plan, Section 102, the Company’s Articles of Association in effect from time to time (the “Articles of Association”) and in any other document to which reference may be made in the Plan and the Articles of Association.

6.	Unless otherwise determined by the Administrator, all Options granted to you on this date, in this Grant Letter, shall, subject to your continued employment with or service to the Company or its Affiliate, become vested and exercisable in accordance with the vesting schedule detailed below. The vesting shall be over a period of three (3) years, and the commencement date of your vesting schedule is ________________ (the “Commencement Date”).

(A)	__________ of the Options shall vest on the first anniversary of the Commencement Date.

(B)	___________ of the Options shall vest on a quarterly basis commencing at the end of the first quarter after the first anniversary of Commencement Date and until the end of the third anniversary of the Commencement Date ; and

In accordance with the above, all of such Options shall become fully vested by the third anniversary of the Commencement Date.

To remove any doubt, no Option shall be exercisable prior to the lapse of the first anniversary following the Commencement Date.

7.	Method of Exercise. You may exercise all or part of any Options that have, at the time of such exercise, vested in you in accordance with the foregoing vesting schedule, by delivery of an exercise notice in the form attached as Exhibit B to this Grant Letter (the “Exercise Notice”), and such other representations and agreements as may be reasonably required by the Company for such purposes. In addition to the foregoing, you hereby agree and undertake to sign any and all documents that may be required by law and/or by the Trustee for the purpose of exercising the Options. In order for the Exercise Notice to become effective, the Exercise Notice must be accompanied by (A) payment of the aggregate Purchase Price for the number of shares to be purchased, and (B) payment of the aggregate withholding taxes due with respect to the exercised shares, if applicable. Options shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Purchase Price and withholding taxes due with respect to the exercised shares, if applicable, all as set forth herein.

8.	No shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. If any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action.

9.	Notification to Trustee. The Company will notify the Trustee of any exercise by you of all or part of your Options as set forth in the Exercise Notice(s). If the exercise and such notification are delivered during the Restricted Period, the shares issued upon the exercise of the Option shall be issued directly to the Trustee, and shall be held by the Trustee in trust on your behalf. In the event that such exercise and notification are delivered after the Restricted Period, the shares issued upon the exercise of the Option shall be transferred either to the Trustee or to you directly, at your election, provided however that in the event you elect to receive the shares directly to your possession, the transfer thereof shall be subject to the payment by you of the applicable taxes you may be liable to pay according to applicable law.

10.	The Options are granted to you on condition that you sign the ‘Approval of the Optionee’ set forth and detailed below.

11.	By signing this Grant Letter, I hereby give an irrevocable proxy to the Chairman of the Board of Directors of the Company, or to any other representative appointed by the Company’s Board of Directors, in accordance with Section 10.1 of the Plan, including without limitation, to vote any Shares that will be issued to me following the exercise of Options granted to me under the Plan, all as stipulated in the Irrevocable Power of Attorney and Proxy attached hereto as Exhibit C (the “Proxy”).
12.	In the event of a conflict between the terms and conditions of the Plan and this Grant Letter, other than with respect to the vesting schedule and Purchase Price, the terms and conditions of the Plan shall prevail. In the event of a conflict between the terms and conditions of the Plan and this Grant Letter vis-à-vis the Trust Agreement, then the provisions of the latter shall prevail and take precedence. If there is a conflict between the terms of the Plan and any provision of the Ordinance, then the provisions of the Ordinance shall govern and prevail. A copy of the Trust Agreement is attached hereto as Exhibit D.

owc pharmaceutical research corp.

Name:
Title:	Chief Executive Officer

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APPROVAL OF THE OPTIONEE:

I, the undersigned, hereby agree that all the Options granted to me, shall be allocated to the Trustee under provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement and the Plan, or for a shorter period if an approval therefor is received from the tax authorities.

I am aware of the fact that upon termination of my employment with the Company, I shall not have a right to the Options, except as specified in the Plan.

I hereby confirm that:

1.	I have read the Plan and I understand and accept its terms and conditions. I am aware of the fact that the Company agrees to grant me the Options based on my confirmations contained herein; I further represent that I understand and undertake to comply with all of the provisions of the Plan.

2.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

3.	I agree to the terms and conditions of the Trust Agreement;

4.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options from the Trustee until the end of the Restricted Period, as such term is defined in Section 6.1 of the Plan;

5.	If I sell or withdraw the Options from the Trustee and the trust thereunder before the end of the Restricted Period (a “Violation”), either (A) I shall fully reimburse the Company, within three (3) days of its demand, for the employer portion of the payment paid by the Company to the National Insurance Institute plus linkage and interest in accordance with applicable law, as well as any other expense that the Company shall have to bear as a result of the said Violation, or (B) I agree that the Company may, in its sole discretion, deduct the foregoing amounts directly from any monies to be paid to me as a result of my Violation by disposing the Shares;

6.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the Israeli tax authorities; and

7.	I hereby acknowledge and agree that the vesting of the Options pursuant to the vesting schedule contained in this Grant Letter hereof is earned only by my continued employment with the Company, at the will of the Company. I hereby further acknowledge and agree that this Grant Letter, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued employment with the Company and shall not interfere in any way with my right or Company’s right to terminate my employment at any time, with or without Cause.

8.	I hereby acknowledge and agree that the Company may assign any of its rights under this Grant Letter to a single or multiple assignees, and this Grant Letter shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in the Plan, this Grant Letter shall be binding upon me and my heirs, executors, successors and assigns.

9.	I hereby confirm that I read this letter thoroughly, received all the clarifications and explanations I requested, I understand the contents of this letter and the obligations I undertake in signing it.

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I, THE UNDERSIGNED, ACKNOWLEDGE THAT I AM FAMILIAR WITH THE ENGLISH LANGUAGE AND DO NOT REQUIRE TRANSLATION OF THIS APPROVAL AND ANY ANNEXED DOCUMENTS TO ANY OTHER LANGUAGE. I FURTHER ACKNOWLEDGE THAT I HAVE BEEN ADVISED BY THE COMPANY THAT I MAY CONSULT AN ATTORNEY BEFORE EXECUTING THIS GRANT LETTER APPROVAL AND THAT I HAVE BEEN AFFORDED AN OPPORTUNITY TO DO SO.

Printed Name of Optionee	Signature	Date

Attachments:

■	Exhibit A: Israeli Employee Share Option Plan
■	Exhibit B: Notice of Exercise
■	Exhibit C: Trust Agreement

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Exhibit A

Israeli Employee Share Option Plan

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Exhibit B

Notice Of Exercise

OWC Pharmaceutical Research Corp.

__________ , _______

Israel

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, I, ____________, the undersigned (the “Optionee”) hereby elect to exercise Optionee’s option to purchase_______ Shares under and pursuant to the 2016 Israeli Employee Share Option Plan (the “Plan”) and the Grant Letter dated _______________ (the “Optioned Shares”).

2.	Delivery of Payment. Optionee herewith delivers to the Company the amount of US$ [________], constituting the full and aggregate Purchase Price of the Shares being exercised under this Notice of Exercise, as set forth in the Grant Letter.

3	Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

4	Tax Consultation. Optionee understands that he/she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that he/she has had ample opportunity to consult with a tax consultant of Optionee’s choice in connection with the purchase or disposition of the Shares being exercised hereunder and that Optionee is not relying on the Company or any Affiliate of the Company for any tax advice.

5	Additional Representations. The Optionee hereby acknowledges that he/she has been informed as follows:

5.1	Nothing herein shall obligate the Company to register its shares or any portion of its shares on any stock exchange.

5.2	The Optionee hereby agrees that the terms of Section 102 of the Israeli Income Tax Ordinance including all rules and regulations promulgated thereunder (“Section 102”) shall apply regarding to the Optioned Shares.

5.3	The Optionee is prohibited from selling or removing from the Trustee the Shares granted to him/her prior to the end of Restricted Period as defined in Section 6.1 of the Plan.

5.4	The Optionee is aware of the directives set forth in Section 102, and of the tax track that was chosen under Section 102 and the implications of such tax track on Optionee.

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Signature Page of Notice of Exercise of Options

Optionee	Company

Acknowledged, understood and agreed:	OWC Pharmaceutical Research Corp.

[Signature of Optionee]	[Signature]

[Printed Name of Optionee]	[Printed Name of Signatory]

Chief Executive Officer
[Address of Optionee]	[Title of Signatory]

[Date Received by Optionee]	[Date signed by Company]

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EXHIBIT C

PROXY

The undersigned Yossi Dagan (the “Holder”), the registered holder of securities of OWC Pharmaceutical Research Corp., a company incorporated under the laws of New York (respectively, the “Securities” and the “Company”), does hereby irrevocably appoint the Chairman of the Board of Directors of the Company or to any other person or persons designated by the Chairman of the Board of Directors (the “Attorney-In-Fact”), as a true and lawful attorney-in-fact, in the Holder’s place and stead, to act, as Holder’s proxy, including to vote and exercise all voting and other rights, including without limitation, any contractual rights and rights under applicable law (to the full extent that the Holder is entitled to do so), with respect to all matters arising in connection with any action affecting or relating to the Securities or other securities of the Company’s share capital, which the Holder now holds or hereafter in the future may hold, actually or constructively, directly or indirectly, and any and all other shares or securities of the Company issued or issuable to the Holder in respect thereof, on or after the date hereof, including as a result of any change, by subdivision or combination in any manner of the Company’s share capital or by the making of a share dividend (i.e., bonus shares) on or after the date hereof (collectively, the “Shares”), including, without limitation, the right, on the Holder’s behalf:

(i)       to execute any agreement, waiver, amendment, consent or any other document, including without limitation, any shareholders’ agreements, amendment to shareholders’ agreement, waivers of rights of first refusal, waivers of anti-dilution, waivers of rights to first offer, waivers of rights of co-sale, waivers of pre-emptive rights, waivers of bring-along rights and such other waivers, all in connection with the Shares;

(ii)       to attend and to vote in all shareholders’ meetings of the Company (including the right to receive on behalf of the Holder materials/information provided to shareholders), or execute and deliver written consents pursuant to applicable law, with respect to the Shares, in the same manner and with the same effect as if the Holder was personally present at any such meeting or voting such Shares or personally acting on any matters submitted to the Company’s shareholders for approval or consent, giving and granting to said Attorney-In-Fact full power and authority to do and perform each and every act and thing whether necessary or desirable that may be done as its Attorney-In-Fact in relation to the Shares other than to sell or transfer the Shares without the prior written consent of the Holder, provided however, that no such consent shall be required, and the Attorney-In-Fact shall have the right to sell or transfer the Shares without the prior written consent of the Holder, in the event of a sale of Shares effectuated as a result of an exercise of a “bring along” or in the event of a Transaction (as such term is defined in the Company’s 2016 Share Option Plan).

(iii)       To sign such other certificates, documents and agreements and take any and all other actions as the Attorney-In-Fact may deem necessary or desirable in connection with the consummation of the transactions contemplated by this Proxy.

This Proxy shall be interpreted in the widest possible sense, in reliance upon the goals and intentions thereof and shall apply to any Securities currently held or to be held in the future by the Holder, or any permitted transferee, successor and/or assignee to which the Holder may transfer his Securities in the future, as if such transferee, successor and/or assignee had signed this Proxy.

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This Proxy is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be terminated by any act of the undersigned or by operation of law, or by the occurrence of any other event or events, and it is hereby clarified that the Company shall serve as a third party beneficiary thereof, and no amendment or other modification shall be made to this Proxy or to any of the terms and conditions herein without the prior written consent of the Company.

By this Proxy, the Attorney-In-Fact shall vote such Shares on any issue brought before the shareholders of the Company either (i) pro-rata to the vote of the other shareholders of the Company, which are entitled to participate in the vote (such pro-rata vote shall take into account only shareholders participating in the vote, in person, written ballot or proxy, whether voting for, against or abstaining from voting on the issue brought before them); or (ii) in such other manner as shall be prescribed by the Chairman of the Board of Directors.

The undersigned hereby ratifies and confirms all that said Attorney-In-Fact shall do or cause to be done by virtue of and in accordance with the terms and conditions of this Proxy. In addition, the Holder hereby confirms and undertakes that he shall not have, and hereby irrevocably waives, any claim or demand against the Company in connection with this Proxy or any action taken or not taken by the Attorney-In-Fact in accordance with the provisions hereof.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Power of Attorney and Proxy as of the date first set forth below.

NAME	DATE

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Exhibit D

Trust Agreement

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